--------------------------------------------------------------------------------
                                                                               1

DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the year ended December 31, 1998.

THE MARKET ENVIRONMENT

The high yield market substantially underperformed other sectors of the fixed income markets in 1998. The market return was only 1.87%, as measured by the Lehman Brothers High Yield Bond Index, while the total returns for U.S. Government securities and investment-grade corporates were 10.03% and 8.57%, respectively. The worldwide financial crisis, which hit in earnest in the third quarter, caused a sharp sell-off in high yield, as investors fled to higher quality, "safer" investments. Single-B rated corporates, which represent about one-half of the high yield market, began the year yielding about 9.00% for a spread of 325 basis points over U.S. Treasuries. By year's end, the yield had increased to 10.60%, while Treasury yields declined from 5.75% to 4.65%, resulting in a spread widening of 270 basis points. Yield levels for double-B rated corporates, about one-third of the market, increased by 50 basis points, to close at approximately an 8.00% yield on average. Investors were not rewarded for taking credit risk, as double-B's outperformed single-B's (5.90% total return versus 1.28%), single-B's outperformed CCC's (1.28% versus -7.00% total return) and cash-pay securities outperformed their zero coupon counterparts (1.65% total return compared to -4.95%). While the high yield market did recover during the fourth quarter, it was not enough to offset the lackluster performance of the previous nine months.

FUND ACTIVITY

Portfolio activity in 1998 focused on overweighting single-B rated credits to take advantage of attractive yield opportunities. The Fund's exposure averaged about 70% during the year, versus a market weighting of 50%. Favored industry sectors were telecommunications, entertainment, consumer and capital goods. The portfolio maintained its underweighting in energy, financial companies and health care, due to unattractive industry fundamentals and valuations. The Fund's holdings in emerging market corporates ranged from 10% to 15% during the year and were focused primarily in Argentinean and Mexican telecommunications, broadcasting and forest products companies. In the fourth quarter, we took a more defensive posture in the market through the purchase of some liquid issues of large capitalization companies.

Overall, the Fund remains broadly diversified and is invested in the issues of 121 companies at year-end. The top three industry categories as a percentage of net assets are: Telecommunications (24.6%), Entertainment (17.6%), and Food and Beverages (11.0%). The average maturity of the Fund's holdings is 8 years; its average credit quality is still B.

Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On December 31, 1998 borrowings were at approximately 26% of assets.

FUND PERFORMANCE

CIGNA High Income Shares had a disappointing year in which its performance trailed its benchmark. Based on net asset value, CIGNA High Income Shares returned 6.05% in the fourth quarter and -8.31% for the full year. This performance lagged the Lehman Brothers High Yield Bond Index, which returned 2.13% for the quarter, and 1.87% for the full year. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were 6.62% and -3.35%, respectively, for the quarter and the year. (Fund returns assume reinvestment of all dividends and are net of all expenses; the Index returns do not include expenses.)

The Fund did not match the Index return for all of 1998 due to the underweighting in double-B rated credits (double-B's outperformed single-B's). The Fund's leverage, discussed above, added to its underperformance. The Fund's holdings of emerging market corporates, which are not represented in the Index, experienced steep price declines caused by the crisis in international financial markets. Our holdings of commodity producers and cyclical companies were also negatively impacted by the recessionary conditions in many Asian economies. The Fund's performance rebounded in the final quarter, however, as market prices

--------------------------------------------------------------------------------
                                                                               2


snapped back in several oversold names and emerging market holdings.

OUTLOOK

We remain very cautious on the macro-environment outlook for 1999. GDP (gross domestic product) growth in the U.S. is expected to slow, although no recession is anticipated. Inflation should be very low again (under 2%), as worldwide deflationary trends are well established. While Federal Reserve ("Fed") Bank policy has done a superb job in managing the U.S. economy and intervening in the international financial crisis, we expect the Fed to stay "on hold" pending future developments. Corporate profit growth is expected to be anemic and possibly negative, which may result in lower stock market returns and valuations. The international situation is still unsettled, as Asian economies are mired in recession and events in Brazil could negatively impact the rest of Latin America.

The outlook for the higher yield market in this macro environment is circumspect. Investor caution is expected to favor conservative strategies, such as investing in higher quality credits (double-B's) and defensive industry sectors (e.g., health care, cable television, cellular telecommunications, etc.). We will look for opportunities to benefit from this. The volume of new issues will be high, with media and telecommunications companies expected to dominate once again. One distinct positive in the outlook, however, is that since yields and quality spreads backed up so much in 1998, the high yield market now represents very compelling value compared to other sectors of the fixed income market -- and could attract substantial investor attention in 1999.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde,
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES


--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

As an asset class, high yield underperformed most other kinds of fixed income investments in 1998. After recovering in the fourth quarter (2.13% return) from a very weak third quarter (-4.55% return), the high yield market finished the year with a 1.87% total return. This result was substantially below the returns for high-grade corporates (8.57%) and U.S. Treasuries (10.03%), but exceeded the return of the emerging markets debt class (-11.60%). High yield underperformed due to the global financial crisis that intensified in August with the Russian default and devaluation and peaked in October with the unexpected cuts in the fed funds and discount rates by the Federal Reserve Bank. As investors sought safer havens, the ensuing "flight to quality" led to forced selling in the high yield market, resulting in higher yields and wider credit quality spreads versus Treasuries. Finally, stocks outperformed bonds, with the S&P 500 Index returning 28.57% and OTC stocks rising 39.63% for the year.

Within the high yield market, higher credit quality and defensive industry sectors were the best performers. Double-B rated credits returned 5.90%, while single-B rated credits returned only 1.28%. CCC-rated issues actually had a negative return of -7.00%. The relative performance of these sectors reflected investors' caution concerning credit risk and the smaller supply of higher quality issues relative to the demand. Industry sector performance was also driven by investors' caution toward risk in general. The best-performing industry sectors were those in stable demand, predictable cash flow businesses, such as entertainment, media, beverage and electric utilities. Industry sectors faring the worst were commodity producers and cyclical businesses adversely affected by the Asian recession that caused a worldwide slump in many commodity prices and over-capacity conditions in some industries. These sectors were primarily metals producers and energy companies. Financial companies also underperformed, as did telecommunications firms because of the huge ongoing supply of new issues.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)
  (Continued)                                                                  3


The volume of new issues set a record in 1998 at over $150 billion and the size of the high yield market now exceeds one-half trillion dollars. Telecommunications, media and entertainment issues continued to dominate the new issue calendar. However, the U.S. high yield market has developed into a truly global market. Both sovereign and corporate issuers from the United Kingdom, Latin America and Asia floated debt into the market. In addition, with the advent of the new euro currency and the European economic community, new issuance of debt from European companies is expected to grow substantially in the future.

Your Fund's activity during 1998 focused on maintaining its yield advantage in the single-B quality sector where higher yields were available. The Fund is normally overweighted in this quality sector compared to the market, since attractive risk versus return situations are more prevalent. However, highly unusual market conditions in 1998 (where safer credits earned higher returns than riskier credits) prevailed for most of the year, resulting in a lower total return than expected. Our investments in issues of foreign corporate borrowers, while also providing beneficial diversification and yield enhancements to the Fund, were adversely affected by market conditions. The global financial crisis triggered massive selling in sovereign and foreign corporate debt and caused a dramatic decline in the market value of some holdings during the July through October period. When the crisis subsided, global financial markets rallied and your Fund's holdings participated in the partial recovery. While 1998's results were clearly disappointing, the Fund's management believes the high yield market's current valuation allows for potentially attractive returns in the future.

                 [THE FOLLOWING APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               1/1/89 - 12/31/98


|------------------------------------------------------|
|              AVERAGE ANNUAL RETURN                   |
|                                                      |
|                   1 Year  3 Year   5 Year   10 Year  |
|Market Value       -3.35%  8.77%    8.96%    11.08%   |
|Net Asset Value    -8.31%  8.26%    9.13%    10.53%   |
|------------------------------------------------------|


               HIS
               UNIT VALUE          LEHMAN HY      HIS            LEHMAN HY
               MARKET BASIS        UNIT VALUE     INVESTMENT     INVESTMENT

12/88           9.83701            10.00000       $10,000        $10,000
12/89           9.34472            10.08300       $ 9,500        $10,083
12/90           5.78826             9.21687       $ 5,884        $ 9,217
12/91          12.23135            13.47414       $12,434        $13,474
12/92          15.21044            15.59632       $15,464        $15,596
12/93          18.31826            18.26845       $18,622        $18,265
12/94          17.32074            18.08038       $17,608        $18,080
12/95          21.86583            21.54638       $22,228        $21,546
12/96          26.07551            23.99190       $26,508        $23,992
12/97          29.11352            27.05326       $29,596        $27,053
12/98          28.13860            27.55916       $28,605        $27,559


HIS = CIGNA High Income Shares - Total return based on market value of common shares
LEHMAN HY = Lehman Brothers High Yield Index


CIGNA High Income Shares performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Company's return has been compared with the total return performance of Lehman Brothers High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1998           4


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 133.4%
AUTO AND TRUCK - 2.6%
Advanced Accessory System L.L.C.,
     9.75%, 2007                            $ 2,700        $ 2,687
Collins & Aikman Products Co.,
    11.50%, 2006                              5,500          5,720
                                                      -------------
                                                             8,407
                                                      -------------

BROADCASTING & MEDIA - 5.5%
American Lawyer Media, Inc.,
    9.75%, 2007                               2,000          2,070
Grupo Televisa, S.A., 11.875%, 2006           1,500          1,478
Innova S DE R.L., 12.875%, 2007               8,000          5,200
Lodgenet Entertainment Corp.,
      10.25%, 2006                            3,500          3,430
TCI Satellite Entertainment, Inc.,
    10.875%, 2007                             7,500          2,400
TV Azteca, S.A.,
    10.5%, 2007                               4,000          3,260
                                                      -------------

                                                            17,838
                                                      -------------

CABLE TV - 6.0%
Classic Cable, Inc., 9.875%, 2008
     (144A security acquired July &
     Sep 1998 for $1,999,760)**               2,000          2,090
Galaxy Telecom, L.P.,  12.375%, 2005          4,700          5,229
Multicanal, S.A., 10.5%, 2007                 4,000          3,600
Rifkin Acquisition Partners, L.P.,
    11.125%, 2006                             5,000          5,500
Supercanal Holdings S.A., 11.5%, 2005
     (144A security acquired May 1998
     for $5,515,375)**                        5,500          3,135
                                                      -------------
                                                            19,554
                                                      -------------
CHEMICALS - 3.2%
Brunner Mond Group PLC,
    11%, 2008 (144A security acquired
    July 1998 for $3,000,000)**               3,000          2,760



                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
GEO Specialty Chemicals, Inc.,
    10.125%, 2008 (144A security
    acquired July 1998 for
    $3,000,000)**                           $ 3,000        $ 2,910
Great Lakes Carbon Corp.,
    10.25%, 2008                              2,250          2,272
Trans Resource, Inc., 10.75%, 2008            2,500          2,488
                                                      -------------
                                                            10,430
                                                      -------------

CONSUMER PRODUCTS & SERVICES - 9.0%
Anchor Advanced Products, Inc.,
     11.75%, 2004                             1,250          1,362
Bell Sports, Inc., 11%, 2008
    (144A security acquired Aug 1998
    for $3,500,000)**                         3,500          3,535
Carson, Inc., 10.375%, 2007                   3,000          2,325
Desa International, Inc., 9.875%, 2007        2,750          2,063
Diamond Brands Operation Corp.,
    10.125%, 2008                             2,000          1,840
Drypers Corp., 10.25%, 2007                   4,000          3,880
Moll Industries, Inc., 10.5%, 2008
    (144A security acquired June 1998
    for $2,262,500)**                         2,250          2,194
Samsonite Corp., 10.75%, 2008                 2,700          2,322
Scoville Fasteners, Inc., 11.25%, 2007        5,000          4,300
Sealy Mattress Co., 9.875%, 2007              3,500          3,378
Windmere Durable Holdings, Inc.,
     10%, 2008                                2,000          1,870
                                                      -------------
                                                            29,069
                                                      -------------
CONTAINERS AND PAPER - 10.5%
Crown Paper Co., 11%, 2005                    3,500          3,115
Gaylord Container Corp.,
     9.875%, 2008                             6,000          4,350
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             4,000          3,500
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 3,250          1,722
Indesco International, Inc.,
     9.75%, 2008                              3,900          3,627


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1998           5
  (Continued)


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
Millar Western Forest Products, Inc.,
     9.875%, 2008                           $ 5,000        $ 3,750
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              4,000          2,120
Riverwood International Corp.,
    10.625%, 2007                             5,500          5,445
    10.875%, 2008                             5,000          4,550
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 3,950          2,093
                                                      -------------
                                                            34,272
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.6%
Dictaphone Corp., 11.75%, 2005                4,530          3,216
International Wire Group, Inc.,
    11.75%, 2005,                             2,500          2,631
MCMS, Inc.,
     9.75%, 2008                              3,000          2,460
Telex Communications, Inc.,
    10.5%, 2007                               6,000          5,280
Viasystems, Inc.,
     9.75%, 2007                              6,000          5,970
     9.75%, 2007, Series B                    2,000          1,860
                                                      -------------
                                                            21,417
                                                      -------------

ENERGY - 2.7%
Gothic Productions Corp.,
     11.125%, 2005                            5,000          3,800
Statia Terminals International,
     11.75%, 2003                             4,900          4,900
                                                      -------------
                                                             8,700
                                                      -------------

ENTERTAINMENT - 17.6%
Alliance Gaming Corp., 10%, 2007              5,000          4,500
American Skiing Co., 12%, 2006                5,250          5,460
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          4,208
Boyd Gaming Corp.
     9.50%, 2007                              4,000          3,960
Casino America, Inc., 12.5%, 2003             5,500          6,077
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,379


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
Majestic Star Casino L.L.C.,
     12.75%, 2003                           $ 3,750        $ 3,938
SFX Entertainment, Inc.,
     9.125%, 2008                             3,000          3,015
     9.125%, 2008 (144A security
     acquired Nov 1998 for
     $3,000,000)**                            3,000          2,970
Station Casinos, Inc.,
     10.125%, 2006                            1,000          1,048
     8.875%, 2008 (144A security acquired
     Nov 1998 for $1,983,720)**               2,000          2,000
Trump Atlantic City Funding, Inc.,
     11.25%, 2006                             7,000          6,160
Venetian Casino Resort L.L.C.,
     12.25%, 2004                             9,000          8,415
                                                      -------------
                                                            57,130
                                                      -------------
FINANCIAL - 2.9%
Affinity Group Holding, Inc.,
    11%, 2007                                   975            907
Dollar Financial Group, Inc.,
     10.875%, 2006                            4,150          4,192
Nationwide Credit, Inc., 10.25%, 2008         5,250          4,200
                                                      -------------
                                                             9,299
                                                      -------------
FOOD AND BEVERAGES - 11.0%
 Agrilink Foods, Inc., 11.875%, 2008
     (144A security acquired Nov. 1998
     for $4,000,000)**                        4,000          4,060
CFP Holdings, Inc., 11.625%, 2004             1,400          1,162
Compania de Alimentos Fargo,
    13.25%, 2008 (144A security
    acquired July 1998 for
    $2,750,000)**                             2,750          2,090
Del Monte Corp., 12.25%, 2007                 5,250          5,959
Di Giorgio Corp., 10%, 2007                   3,000          2,790
Favorite Brands International, Inc.,
     10.75%, 2006 (144A security acquired
     May 1998 for $4,259,375)**               4,250          3,485
Fresh Foods, Inc., 10.75%, 2006               2,000          1,840



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1998           6
 (Continued)


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
Grupo Azucarero Mexico S.A.,
     11.5%, 2005                           $  6,500       $  2,275
Imperial Holly Corp., 9.75%, 2007             5,000          4,925
Mastellone Hermonos S.A.,
     11.75%, 2008                             3,250          2,567
Star Markets Co., Inc., 13%, 2004             4,000          4,460
                                                      -------------
                                                            35,613
                                                      -------------
HEALTH CARE - 1.8%
Mediq, Inc., 11%, 2008                        6,000          5,760
                                                      -------------
INDUSTRIAL - 9.5%
Bucyrus International, Inc.,
     9.75%, 2007                              5,000          3,650
Carpenter W.R. North America, Inc.,
     10.625%, 2007                            1,500          1,519
CEX Holdings, Inc.,
     9.625%, 2008                             3,000          2,640
Foamex Capital Corp., 13.5%, 2005             5,500          5,803
Goss Graphic Systems, Inc.,
    12%, 2006                                 4,625          2,544
High Voltage Energy Corp.,
    10.5%, 2004                               3,500          3,307
Morris Material Handling, Inc.,
     9.5%, 2008                               3,250          2,405
Neenah Corp.,
     11.125%, 2007, Series B                  1,750          1,798
     11.125%, 2007, Series E (144A
     security acquired Nov 1998 for
     $1,552,500)**                            1,500          1,541
Outsourcing Services Group, 10.875%,
     2006 (144A security acquired
     Feb 1998 for 3,525,000)**                3,500          3,325
Vicap, S.A., 11.375%, 2007                    2,500          2,162
                                                      -------------
                                                            30,694
                                                      -------------
METALS - 4.5%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          3,240
Euramax International PLC,
    11.25%, 2006                              6,000          6,000


--------------------------------------------------------------------------------
                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
Gulf States Steel, Inc., 13.5%, 2003       $  5,000       $  1,500
Renco Steel Holdings, Inc.,
    10.875%, 2005                             4,500          4,005
                                                      -------------
                                                            14,745
                                                      -------------

MISCELLANEOUS - 1.7%
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,583
                                                      -------------
RETAIL - 1.1%
Pantry, Inc., 10.25%, 2007                    3,500          3,640
                                                      -------------
TECHNOLOGY - 3.6%
Convergent Communications, Inc.,
     13%, 2008                                7,500          3,375
Exodus Communications, Inc.,
     11.25%, 2008                             2,000          2,010
Fairchild Semiconductor Corp.,
     10.125%, 2007                            2,000          1,980
Orbital Imaging Corp., 11.625%, 2005          4,250          4,207
                                                      -------------
                                                            11,572
                                                      -------------
TELECOMMUNICATIONS - 24.6%
AMSC Acquisition, Inc.,
    12.25%, 2008                              3,325          2,012
Centennial Cellular, Inc., 10.75%, 2008
    (144A security acquired Dec. 1998
    for $3,523,750)**                         3,500          3,526
Dobson Communications Corp.,
    11.75%, 2007                              4,400          4,378
Facilicom International, Inc.,
    10.5%, 2008                               6,000          4,860
Grupo Iusacell S.A., 10%, 2004                2,000          1,700
Impsat Corp., 12.125%, 2003                   3,500          3,080
Iridium L.L.C., 11.25%, 2005                 10,500          9,030
Metrocall, Inc., 9.75%, 2007                  5,000          4,800
Poland Telecom Finance B.V.,
    14%, 2007                                 2,500          2,300
Price Communications Wireless, Inc.,
    11.75%, 2007                              8,000          8,560
Primus Telecommunications, Inc.,
    11.75%, 2004                              5,250          5,434


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1998           7
  (Continued)


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
RCN Corp., 10%, 2007                        $ 3,000        $ 2,798
Talton Holdings, Inc., 11%, 2007              3,500          3,329
Teligent, Inc., 11.5%, 2007                   9,500          8,882
Transtel Pass-Thru Trust, 12.5%,
     2007 (144A security acquired Oct
     and Nov 1997 for $4,170,000)**           4,250          1,828
Versatel Telecom B.V.,
     13.25%, 2008                             3,550          3,514
Viatel, Inc., 11.25%, 2008                    3,000          2,805
Winstar Communications, Inc.,
    10%, 2008                                 5,000          4,050
Winstar Equipment Corp.,
    12.5%, 2004                               3,000          3,060
                                                      -------------
                                                            79,946
                                                      -------------
TEXTILES - 3.0%
Anvil Knitwear, Inc., 10.875%, 2007           4,500          2,385
Cluett American Corp.,
     10.125%, 2008                            5,000          4,725
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,520
                                                      -------------
                                                             9,630
                                                      -------------
TRANSPORTATION - 4.3%
American Commercial Lines L.L.C.,
    10.25%, 2008 (144A security
    acquired June 1998 for
    $4,314,000)**                             4,300          4,364
Atlas Air, Inc., 10.75%, 2005                 5,385          5,600
Kitty Hawk, Inc., 9.95%, 2004                 4,000          3,900
                                                      -------------
                                                            13,864
                                                      -------------
TOTAL BONDS AND NOTES (Cost - $489,951,072)                427,163
                                                      -------------

UNITS - 1.7%
ICF Kaiser International, Inc., 13%, ***
    2003 (each $1,000 unit includes 4.8
    warrants to purchase 1 share of
    Common Stock)                             5,000          2,500
Versatel Telecom B.V., 13.25%, 2008
    (each $1,000 unit includes 1
    warrant
    to purchase 6.667 shares of
    Common Stock)                             3,000          3,000
                                                      -------------
TOTAL UNITS (Cost - $7,596,195)                              5,500
                                                      -------------



                                            NUMBER         MARKET
                                            OF             VALUE
                                            SHARES         (000)
-------------------------------------------------------------------
PREFERRED STOCK - 0.0%
     (Cost - $121,340)
 Viatel, Inc., Series A                       1,525        $   145
                                                      -------------
WARRANTS - 0.2%
American Mobile Satellite Corp.,
     Exp. 2008*                               3,325             13
Convergent Communications, Inc.,
     Exp. 2008*                              30,000              -
IHF Capital, Inc., Class A & L,
     Exp. 1999*                               5,000              2
Metronet Communications Co.,
     Class B, Exp. 2007*                      4,500            197
NS Group, Inc.,  Exp. 2003*                   4,080             19
Orbital Imaging Corp., Exp. 2005*             4,250            170
Poland Telecom Finance B.V.,
     Exp. 2007*                               2,500            100
Primus Telecommunications, Inc.,
     Exp. 2004*                               4,250             53
Versatel Telecom B.V., Exp 2008*              3,550             36
Wireless One, Inc., Exp. 2000*               15,000              -
                                                      -------------
TOTAL WARRANTS (Cost - $573,174)                               590
                                                      -------------
TOTAL INVESTMENTS IN SECURITIES - 133.6%
    (Total Cost - $498,241,781)                            433,398
Liabilities, Less Cash and Other Assets - (33.6%)         (109,109)
                                                      -------------
NET ASSETS - 100% (equivalent to $6.39 per
    share based on 50,731,263 shares outstanding)        $ 324,289
                                                      =============

       *    Non-income producing securities.
      **    Indicates restricted security; the aggregate fair value of restricted securities is $45,813,250 (aggregate cost $52,355,980)
            which is approximately 14% of net assets.
     ***    Variable rate security. Rate disclosed is as of December 31, 1998.


     -----------------------------------------------------------------
       PORTFOLIO COMPOSITION (UNAUDITED)

       December 31, 1998

                                                MARKET          % OF
       QUALITY RATINGS* OF                      VALUE          MARKET
       LONG-TERM BONDS                          (000)          VALUE
       ---------------------------------------------------------------
       Ba/BB                                   $23,130           5.3%
       B/B                                     337,519          78.0%
       Below B                                  72,014          16.7%
                                            -----------  -------------
                                              $432,663         100.0%
                                            ===========  =============


       *The higher of Moody's or Standard & Poor Ratings.
     -----------------------------------------------------------------



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       8

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


                                          (IN THOUSANDS)
                                          --------------
ASSETS:
Investments at market value
    (Cost - $498,241,781)                     $ 433,398
Cash on deposit with custodian                       15
Interest receivable                              14,806
Investment for Trustees' deferred
    compensation plan                               250
                                            ------------
      TOTAL ASSETS                              448,469
                                            ------------
LIABILITIES:
Loan payable                                    116,000
Dividend payable January 8, 1999 at
    $.14 per share                                7,102
Accrued interest payable                            374
Accrued advisory fees payable                       227
Deferred Trustees' fees payable                     250
Other accrued expenses (including $62,763
    due to affiliate)                               227
                                            ------------
      TOTAL LIABILITIES                         124,180
                                            ------------
NET ASSETS (Equivalent to $6.39 per share
    based on 50,731,263 shares of
    beneficial interest outstanding;
    unlimited number of shares authorized)   $  324,289
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 424,373
Undistributed net investment income                 532
Unrealized depreciation of investments          (64,844)
Accumulated net realized loss                   (35,772)
                                            ------------
NET ASSETS                                    $ 324,289
                                            ============


----------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


                                             (IN THOUSANDS)
                                          ---------------------
INVESTMENT INCOME
INCOME:
    Interest                                            $56,159
EXPENSES:
    Interest expense                       $8,814
    Investment advisory fees                2,973
    Administrative services                   156
    Custodian fees and expenses               125
    Shareholder reports                        95
    Transfer agent fees and expenses           65
    Auditing and legal fees                    45
    Trustees' fees                             31
    Other                                      47        12,351
                                          --------  ------------
NET INVESTMENT INCOME                                    43,808
                                                    ------------
REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS
    Net realized gain from
      investments                                         6,022
    Unrealized depreciation of investments              (81,422)
                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                         (75,400)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                  $  (31,592)
                                                    ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       9

STATEMENT OF CHANGES IN NET ASSETS

                                            YEARS ENDED
                                            DECEMBER 31,
                                    ---------------------------
                                       1998           1997
                                    ------------  -------------
                                          (IN THOUSANDS)
                                    ---------------------------
OPERATIONS:
Net investment income                  $ 43,808       $ 32,347
Net realized gain from investments        6,022         11,378
Unrealized appreciation
    (depreciation) on investments       (81,422)         4,714
                                    ------------  -------------
Net increase (decrease) in net
    assets from operations              (31,592)        48,439
                                    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.8825
    per share and $0.864 per share,
    respectively)                       (43,630)       (32,173)
                                    ------------  -------------
Total distributions to shareholders     (43,630)       (32,173)
                                    ------------  -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from 12,452,266 capital
    shares issued pursuant to rights
    offering (net of related
    expenses of $237,401)                98,260             -
Net increase from 792,574 and
    659,812 capital shares issued
    to shareholders in reinvestment of
    distributions, respectively           5,995          5,490
                                    ------------  -------------
Net increase from capital share
    transactions                        104,255          5,490
                                    ------------  -------------
NET INCREASE IN
    NET ASSETS                           29,033         21,756
NET ASSETS:
Beginning of period                     295,256        273,500
                                    ------------  -------------
End of period (including undistributed
    net investment income of $531,609
    and $644,127, respectively)       $ 324,289      $ 295,256
                                    ============  =============

--------------------------------------------------------------------
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998


                                                    (IN THOUSANDS)
                                                  ------------------

CASH PROVIDED BY FINANCING ACTIVITIES:
Net proceeds from shares issued pursuant to
rights offering                                   $          98,260
Cash provided by borrowing                                   17,800
Dividends paid in cash                                      (35,088)
                                                    ----------------
                                                             80,972
CASH USED BY OPERATIONS:
Purchases of portfolio securities                           389,526
Proceeds from sales of portfolio securities                 269,354
                                                    ----------------
                                                            120,172
                                                    ----------------
Net Investment Income                                        43,808
Net change in receivables/payables
    related to operations                                    (4,610)
                                                    ----------------
                                                             39,198
                                                    ----------------
                                                            (80,974)
                                                    ----------------
NET DECREASE IN CASH                                             (2)
CASH, BEGINNING OF PERIOD                                        17
                                                  ------------------
CASH, END OF PERIOD                               $              15
                                                  ==================


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                        10




1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          11


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the year ended December 31, 1998 were $137,811,862 at an average interest rate of approximately 6.40%. As of December 31, 1998, the Fund was paying interest at an average annual rate of 6.44% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1998, the Fund paid or accrued $156,191.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 1998 were $389,526,261 and $269,353,791, respectively.

As of December 31, 1998, the cost of securities for federal income tax purposes was $498,478,391. At December 31, 1998, unrealized depreciation for Federal income tax purposes aggregated $65,080,227 of which $5,185,612 related to appreciated securities and $70,265,839 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1998, the Fund had a capital loss carryover for Federal income tax purposes of $35,528,808 of which $30,071,289, $3,704,377 and $1,753,142 expire in 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          12



8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

--------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                         1998            1997           1996            1995           1994
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $  7.88         $  7.43        $  7.19         $  6.59        $  7.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                0.88            0.87           0.85            0.84           0.86
Net realized and unrealized gains (losses)              (1.49)           0.44           0.29            0.60          (0.91)
                                                        ------           -----          -----           -----         ------
TOTAL FROM INVESTMENT OPERATIONS                        (0.61)           1.31           1.14            1.44          (0.05)
                                                        ------           -----          -----           -----         ------
LESS DISTRIBUTIONS:
Distributions from net investment income                (0.88)          (0.86)         (0.90)          (0.84)         (0.88)
Distributions in excess of net investment income            -               -              -               -          (0.02)
                                                        ------          ------         ------          ------         ------
TOTAL DISTRIBUTIONS                                     (0.88)          (0.86)         (0.90)          (0.84)         (0.90)
                                                        ------          ------         ------          ------         ------
NET ASSET VALUE, END OF PERIOD                        $  6.39         $  7.88        $  7.43         $  7.19        $  6.59
                                                      ========        ========       ========        ========        =======
MARKET VALUE, END OF PERIOD                           $  7.25         $  8.44        $  8.38         $  7.88        $  7.00
                                                      ========        ========       ========        ========        =======
TOTAL INVESTMENT RETURN:
Per share market value                                  (3.35)%         11.65%         19.25%          26.24%         (5.43)%
Per share net asset value (2)                           (8.31)%         18.58%         16.70%          22.93%         (0.76)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $ 324,289       $ 295,256      $ 273,500       $ 259,773      $ 233,454
Ratio of expenses to average net assets
  (includes interest expense)                            3.40%           3.28%          3.35%           3.80%          3.27%
Ratio of net expenses to average net assets
  (excludes interest expense)                            0.97%           1.06%          1.07%           1.12%          1.17%
Ratio of net investment income to average net assets    12.05%          11.28%         11.60%          12.03%         12.33%
Portfolio turnover                                         56%             74%            78%             60%            72%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          13


9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NET REALIZED AND
                                                                             UNREALIZED GAIN (LOSS)
                          INVESTMENT INCOME       NET INVESTMENT INCOME          ON INVESTMENTS       INCR. (DECR.) IN NET ASSETS
PERIOD ENDED                TOTAL    PER SHARE      TOTAL    PER SHARE        TOTAL     PER SHARE      TOTAL         PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

March 31, 1996             $ 9,964    $0.27        $7,742      $0.21           $1,442     $0.04          $3,315       $0.05
June 30, 1996               10,057     0.28         7,837       0.20            1,661      0.05           3,406        0.06
September 30, 1996          10,375     0.28         8,079       0.22            9,225      0.25          11,144        0.27
December 31, 1996            9,858     0.27         7,560       0.21           (2,183)    (0.06)         (4,138)      (0.14)

March 31, 1997              10,260     0.28         7,970       0.21           (3,094)     (0.08)          (830)      (0.07)
June 30, 1997               10,294     0.28         8,000       0.22           11,995      0.32          13,707        0.34
September 30, 1997          10,467     0.28         8,082       0.22            8,588      0.23          10,349        0.25
December 31, 1997           10,704     0.29         8,295       0.22           (1,397)     (0.03)        (1,470)      (0.07)

March 31, 1998              13,024     0.28        10,126       0.22            8,199      0.16         108,909        0.18
June 30, 1998               14,459     0.29        11,110       0.22          (12,703)     (0.25)       (10,327)      (0.23)
September 30, 1998          14,432     0.29        11,120       0.22          (78,316)     (1.55)       (75,967)      (1.54)
December 31, 1998           14,245     0.28        11,388       0.22            7,484      0.15           6,418        0.10



--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

--------------------------------------------------------------------------------
                                                                              14


1998 TAX INFORMATION (UNAUDITED)

During 1998, the Fund declared ordinary income dividends of $0.8825 per share. There were no capital gain distributions. The $0.14 distribution which was declared in December 1998 (which includes the regular monthly dividend of 6.75 cents and an extra year end amount of 7.25 cents) complied with a provision in the Internal Revenue Code which requires the Company to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 1998 distribution is still considered 1998 taxable income, even though received in 1999, which is consistent with the treatment of the December 1997 distribution (paid on January 9, 1998) that was considered 1997 taxable income. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Fund to the Internal Revenue Service.


AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the share-

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      15


holder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES



TRUSTEES                                   Thomas C. Jones                            OFFICERS
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                       CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.                          AND PRESIDENT


                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
SENIOR MANAGING DIRECTOR,                  AND CHIEF ADMINISTRATIVE OFFICER,          Alfred A. Bingham III
CIGNA INVESTMENTS, INC.                    FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER,                                                         Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA High Income Shares
100 Front Street                         [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Suite 300
Worcester, MA 01601



                                                     CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        ANNUAL REPORT
    PERMIT 750
--------------------

                                                          DECEMBER 31, 1998


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]